Exhibit 10.1.2

AMENDMENT NO. 1
to
PARTICIPATION AND LOAN AND SECURITY AGREEMENT
among
THE CIT GROUP/EQUIPMENT FINANCING, INC., for itself as Lender and as Collateral Agent for Lenders,
KEYBANK N.A., for itself as Lender and as Administrative Agent for Lenders
and
K-SEA OPERATING PARTNERSHIP L.P., as Borrower
Dated as of: January 29, 2004

AMENDMENT NO. 1
TO
PARTICIPATION AND LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 1, dated as of January 29, 2004 ("Amendment No. 1"), to the Participation and Loan and Security Agreement entered into as of January 14, 2004 ("Original Loan Agreement"), by and among THE CIT GROUP EQUIPMENT FINANCING, INC., a Delaware corporation ("CIT"), for itself as Lender and as Collateral Agent for Lenders, KEYBANK N.A., a national banking association ("KeyBank," and together with CIT, the "Lenders"), for itself as Lender and as Administrative Agent for Lenders, and K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership ("Borrower"), as borrower, with its principal place of business at 3245 Richmond Terrace, Staten Island, New York 10303-0003. In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

RECITALS

        All things have been done to make this Amendment No. 1, when executed and delivered by the Borrower hereunder, the legal, valid and binding obligations of the Borrower.

        All capitalized terms not defined herein shall have the meanings assigned to such terms in the Original Loan Agreement.

        Section 1.    DEFINITIONS.    Section 1.01 of the Original Loan Agreement is amended by adding thereto, in the appropriate alphabetical order, the following definitions:

        "January 2004 Collateral" as defined in Section 3.04 hereof.

        "January 2004 Loan Agreement" means that certain Loan and Security Agreement, dated as of January 29, 2004, by and between CIT and Borrower.

        "January 2004 Vessels" means those vessels identified on Schedule I to the January 2004 Loan Agreement, together with any substitute or additional vessels added thereto.

        "Loan Agreement," "Revolving Loan Agreement" or "this Agreement" shall hereafter mean the Original Loan Agreement as amended by this Amendment No. 1.

        "Loan Documents" shall hereafter mean, collectively, the Loan Documents (as that term is described in the Original Loan Agreement) and the Amendment No. 1 to the Mortgage dated as of January 29, 2004.

        Section 2.    SECURITY INTERESTS    Article III of the Original Loan Agreement is hereby amended by adding the following Section 3.04 thereto:

        "Section 3.04. Identity of Lenders. As of the Effective Date, CIT and KeyBank will be the sole Lenders of the Loans. Thereafter and so long either CIT or KeyBank retains any direct or indirect legal or beneficial interest in any of the Loans, the Loans shall continue to be secured by the January 2004 Vessels and each of their earnings, insurances and other Proceeds thereof (collectively, "January 2004 Collateral"), but only for the benefit of and to the extent of the interest of such person retaining such interest. The benefits of this security in the January 2004 Collateral shall be personal to each of CIT and KeyBank and any successors by merger or reorganization, but may not be assigned by either CIT or KeyBank to any other Person. Once the direct or indirect interest of either CIT or KeyBank is reduced to zero, it may not thereafter be revived for the benefit of such person and shall thereupon be extinguished as to such person.

        Section 3.    REPRESENTATIONS, WARRANTIES AND COVENANTS

        Each and every representation, warranty and covenant made by Borrower in the Original Loan Agreement (including those representations, warranties and covenants set forth in Articles IV, VI and VII thereof) shall survive and apply with equal force and effect mutatis mutandis to this Amendment No. 1.

        Section 4.    CLOSING COSTS

        Borrower shall pay to Lenders on demand all out of pocket loan costs, including, but not limited to, closing costs, attorneys' fees and expenses, recording fees and expenses, recording taxes and record searches, incurred by Lenders in connection with the negotiation, preparation, execution and delivery of all documentation relating to the transactions contemplated hereby and thereby.

        Section 5.    ORIGINAL LOAN AGREEMENT RATIFIED

        Except as herein specifically otherwise provided, the Original Loan Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Amendment No. 1 shall be limited solely to the matters expressly set forth herein and shall not, except to the extent expressly set forth herein, (a) constitute a waiver of any term or condition of the Original Loan Agreement or of any agreements or instruments referred to therein, (b) change any right or rights which Lenders or Borrower may now have or may have in the future under or in connection with the Original Loan Agreement or of any agreements or instruments referred to therein, or (c) modify the Original Loan Agreement or any instruments referred to therein.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

K-SEA OPERATING PARTNERSHIP L.P. by its general partner K-Sea OLP GP, LLC
By:	/s/ JOHN J. NICOLA Name: John J. Nicola Title: Chief Financial Officer
THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:	/s/ CARL E. MYRICK Name: Carl E. Myrick Title: Vice President
KEYBANK N.A.
By:	/s/ STEVEN B. VITALE Name: Steven B. Vitale Title: Vice President